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EXHIBIT 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




       As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 21, 2000 included in Innovative Gaming Corporation of America's Annual Report on Form 10-K (as amended by Form 10-K/A) for the three years ended December 31, 1999, and to all references to our firm included in the Registration Statement.





                                       KAFOURY, ARMSTRONG & CO.







Reno, Nevada
January 19, 2001.